UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 13, 2011 (October 6, 2011)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35204	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (615) 665-6000

          Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)        On October 6, 2011, the Board of Directors of Vanguard Health Systems, Inc. (the “Company”) appointed Philip N. Bredesen as a director. Mr. Bredesen was appointed as a Class III Director to serve until the Company’s 2013 Annual Meeting of Stockholders. Mr. Bredesen will serve on the Board’s Audit and Compliance Committee. Mr. Bredesen qualifies as an independent director under the corporate governance standards of the New York Stock Exchange and the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

Mr. Bredesen will be compensated for his service on the Company’s Board of Directors pursuant to the standard compensation program for independent directors. Mr. Bredesen shall receive the following:

	—	an annual retainer of $100,000;
	—	a $20,000 annual retainer for being a member of the Audit and Compliance Committee; and
—

annual grants of restricted stock units (“RSUs”) under the Company’s 2011 Stock Incentive Plan in an amount equal to the number of shares of the Company’s common stock having an aggregate fair market value of $150,000 (prorated for partial-year service with respect to initial year of service), which RSUs vest in 25% increments on each of the first, second, third and fourth anniversaries after the grant date unless there is a Change in Control (as defined in the 2011 Stock Incentive Plan), in which case the RSUs will immediately vest.

Mr. Bredesen also is expected to enter into the standard director indemnification agreement with the Company, the form of which is disclosed as Exhibit 10.1 to the Company’s Current Report on Form 8-K that was filed on May 6, 2009.

There is no arrangement or understanding between Mr. Bredesen and any other persons pursuant to which he was selected as a director, and there are no transactions to which the Company or any of its subsidiaries is a party and in which Mr. Bredesen has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing Mr. Bredesen’s appointment is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits. The exhibit filed as part of this Form 8-K is listed in the Exhibit Index that is located at the end of this Form 8-K.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   October 13, 2011                               VANGUARD HEALTH SYSTEMS, INC.
                                                                                                (Registrant)

                                                                        By: /s/ James H. Spalding
                                                                               James H. Spalding
                                                                               Executive Vice President, General Counsel and
                                                                               Secretary

VANGUARD HEALTH SYSTEMS, INC.
EXHIBIT INDEX

Exhibit No.                 Description

99.1                             Press Release issued by the Registrant on October 13, 2011